SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2002

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (212) 816-7496

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events. Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1. Trustee's Report with respect to the June 15, 2002 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
2. Trustee's Report with respect to the June 15, 2002 Distribution Date for the CorTS Trust for W.R. Berkley Capital Trust
3. Trustee's Report with respect to the June 15, 2002 Distribution Date for the CorTS Trust for Countrywide Capital I
4. Trustee's Report with respect to the June 15, 2002 Distribution Date for the CorTS Trust II for Countrywide Capital I
5. Trustee's Report with respect to the June 15, 2002 Distribution Date for the CorTS Trust for Fleet Capital Trust II

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Matthew Mayers Name: Matthew Mayers Title: Assistant Secretary, Assistant Vice President and Finance Officer

March 26, 2003

EXHIBIT INDEX

Exhibit	Page

1	Trustee's Report with respect to the June 15, 2002 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6	6

2	Trustee's Report with respect to the June 15, 2002 Distribution Date for the CorTS Trust for W.R. Berkley Capital Trust	7

3	Trustee's Report with respect to the June 15, 2002 Distribution Date for the CorTS Trust for Countrywide Capital I	8

4	Trustee's Report with respect to the June 15, 2002 Distribution Date for the CorTS Trust II for Countrywide Capital I	9

5	Trustee's Report with respect to the June 15, 2002 Distribution Date for the CorTS Trust for Fleet Capital Trust II	10

Exhibit 1

To the Holders of:
TIERS Corporate Bond-Backed Certificates, Series BLS 1997-6
*CUSIP:  871928AK3      Class:  ZTF Class
*CUSIP:  871928AL1       Class:  Amortizing Class

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6, hereby gives notice with respect to the Distribution occurring on June 15, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1000, is as set forth below:

Class ZTF Class Amortizing Class	Principal $0.000000 $ 92.716005	Interest $ 0.000000 $ 9.408178	Total Distribution $ 0.000000 $102.124183

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 6,603,000 aggregate principal amount of BellSouth Telecommunications, Inc. Forty Year 7 1/2% Debentures due June 15, 2033 (the “Term Assets”) are held for the above trust.

5.	The aggregate Certificate Principal Balance of each class of Certificates at the close of business on the Distribution Date is set forth below:

Class ZTF Class Amortizing Class	Principal Balance $6,603,000.00 $ 471,726.16

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of:
CorTS Trust for W.R. Berkley Capital Trust
8.25% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22082E203

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for W.R. Berkley Capital Trust hereby gives notice with respect to the Distribution occurring on June 15, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $0.120313	Total Distribution $0.120313

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$29,900,000 aggregate principal amount W.R. Berkley Capital Trust 8.197% Capital Securities due December 15, 2045 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,188,316 Certificates representing $29,707,900 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 3

To the Holders of:
CorTS Trust for Countrywide Capital I
1,000,000 Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 12614X100

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Countrywide Capital I hereby gives notice with respect to the Distribution occurring on June 15, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $1.000000	Total Distribution $1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$25,000,000 aggregate principal amount of Countrywide Capital I 8% Capital Trust Pass-Through Securities due December 15, 2026 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,000,000 Certificates representing $25,000,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 4

To the Holders of:
CorTS Trust II for Countrywide Capital I
8% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081Y201

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for Countrywide Capital I hereby gives notice with respect to the Distribution occurring on June 15, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 1.000000	Total Distribution $ 1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$81,573,000 aggregate principal amount of Countrywide Capital I 8% Capital Trust Pass-Through Securities due December 1, 2026 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 3,262,920 Certificates representing $81,573,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 5

To the Holders of:
CorTS Trust for Fleet Capital Trust II
8% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22080V207

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Fleet Capital Trust II hereby gives notice with respect to the Distribution occurring on June 15, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $1.000000	Total Distribution $1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$30,500,000 aggregate principal amount of Fleet Capital Trust II 7.92% Capital Securities due December 11, 2026 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,207,800 Certificates representing $30,195,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.